SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of report (Date of earliest event reported): March 6, 2006

                           Blue Wireless & Data, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             000-26235                               54-1921580
             ---------                               ----------
     (Commission File Number)          (I.R.S. Employer Identification No.)

          3001 Knox Street, Suite 401 Dallas, Texas           75205
         ------------------------------------------        ---------
         (Address of Principal Executive Offices)          (Zip Code)

                                 (214) 744-0353
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.01. Change of Registrant's Certifying Accountant

     On March 6, 2006, the firm of Davis Kinard & Co., P.C. resigned as the Company's independent auditors for the fiscal year ending September 30, 2005.

     The reports of Davis Kinard on the Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were such reports modified due to audit scope or accounting principles.

     There have been no disagreements with Davis Kinard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company has provided Davis Kinard a copy of the disclosures it is making in response to this item and requested that Davis Kinard furnish to the Commission a letter stating whether such firm agrees with the Company's statements in this Report on Form 8-K. Davis Kinard has furnished such letter to the Commission and a copy is attached hereto and incorporated herein by this reference as Exhibit 99.

     The Company will file another Form 8-K upon the engagement of a new independent accountant.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99: Letter from Davis Kinard & Co., P.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Blue Wireless & Data, Inc.
                                            --------------------------
                                                      (Registrant)



Date:  March 10, 2006               By: /s/ Scott Sewell
       ---------------              ---------------------
                                    Scott Sewell,
                                    Chief Executive Officer